                             LETTER OF TRANSMITTAL

                       TELEHUB COMMUNICATIONS CORPORATION

                               Offer to Exchange
         Series B 13.875% Senior Discount Notes due 2005 ("New Notes")
          which have been registered under the Securities Act of 1933 for any and all outstanding
         Series A 13.875% Senior Discount Notes Due 2005 ("Old Notes")
             pursuant to Prospectus dated                   , 1998.

         HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OLD NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

                                  DELIVER TO:

              STATE STREET BANK AND TRUST COMPANY, EXCHANGE AGENT


       By Registered or Certified Mail                 By Overnight Mail or Courier:
                P.O. Box 778                              Two International Place
         Boston, Massachusetts 02102                    Boston, Massachusetts 02110
    Attention: Corporate Trust Department          Attention: Corporate Trust Department
                 Jim Schultz                                    Jim Schultz
      By Hand in New York to 5:00 p.m.:              By Hand in Boston until 5:00 p.m.
               (as drop agent)                            Two International Place
           61 Broadway, 15th Floor                             Fourth Floor
           Corporate Trust Window                       Corporate Trust Department
          New York, New York 10006                      Boston, Massachusetts 02110

                             For information call:

                                 (617) 665-5587

Delivery of this instrument to an address other than as set forth above will not be a valid delivery.

    DO NOT SEND THIS LETTER OF TRANSMITTAL OR ANY OLD NOTES TO THE COMPANY.

[ ] Check here if tendered Old Notes are being delivered by The Depositary Trust
    Company ("DTC") to the Exchange Agent's account at DTC.

[ ] Check here if tendered Old Notes are being delivered pursuant to a Notice of Guaranteed Delivery previously delivered to the Exchange Agent.

[ ] Check here if you are a broker-dealer who holds old notes acquired for your own account as a result of market-making or other trading activities and wish to receive copies of the Prospectus (with any Amendments or Supplements) for use in connection with resales of New Notes received for your own account in exchange for such Old Notes.

THIS EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
               , 1998, UNLESS EXTENDED ("EXPIRATION DATE"). TENDERS MAY BE
WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON                , 1998.

            PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY
               AND FOLLOW THE INSTRUCTIONS THAT BEGIN ON PAGE 6.

     All capitalized terms used but not defined herein shall have the respective meanings defined in the Prospectus.

     1. The undersigned ("Holder") hereby agrees to exchange the aggregate principal amount of privately placed 13.875% Senior Discount Notes due 2005, Series A (the "Old Notes") for a like principal amount of 13.875% Senior Notes due 2005, Series B (the "Notes") of the Company, upon the terms and subject to the conditions contained in the Registration Statement on Form S-4 filed by TeleHub Communications Corporation, a Nevada corporation, together with its subsidiaries (collectively, "Issuers"), with the Securities and Exchange Commission (the "Registration Statement") and the accompanying Prospectus dated
            , 1998 included therein (the "Prospectus"), receipt of which is hereby acknowledged.

     2. If Holder is tendering Old Notes, the undersigned hereby acknowledges and agrees that the Notes will bear interest from and including July 31, 1998. Accordingly, Holder will forego accrued but unpaid interest on Holder's Old Notes that are exchanged for Notes from and including July 31, 1998 but will receive such interest under the Notes.

     3. Holder hereby represents and warrants that Holder has full authority to tender the Old Notes described above. Upon request, Holder will execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the exchange of Old Notes.

     4. Holder understands that the tender of the Old Notes pursuant to all of the procedures set forth in the Prospectus will constitute an agreement between Holder and the Company as to the terms and conditions set forth in the Prospectus.

     5. Holder hereby represents and warrants that Holder is acquiring the Notes in the ordinary course of the business of Holder and that Holder is not engaged in, and does not intend to engage in, a distribution of the Notes.

     6. If Holder is a broker-dealer, (i) it hereby represents and warrants that it acquired the Old Notes, for its own account as a result of market-making activities or other trading activities and (ii) it hereby acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act of 1933, as amended (the "Securities Act"), in connection with any resale of the Notes received hereby. This acknowledgment does not admit that Holder is an "underwriter" within the meaning of the Securities Act.

     7. Any obligation of Holder hereunder shall bind Holder's successors, assigns, executors, administrators, trustees in bankruptcy and legal and personal representatives.

-------------------------------------------------------------------------------------------------------------------
                                        DESCRIPTION OF SECURITIES TENDERED
-------------------------------------------------------------------------------------------------------------------
  NAME AND ADDRESS OF REGISTERED HOLDER AS IT APPEARS ON THE      CERTIFICATE NUMBER OF    PRINCIPAL AMOUNT OF
 13.875% SENIOR DISCOUNT NOTE DUE 2005, SERIES A ("OLD NOTE")     OLD NOTE TRANSMITTED     OLD NOTE TRANSMITTED
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

BY COMPLETING THE PRECEDING TABLE ENTITLED "DESCRIPTION OF SECURITIES TENDERED" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES LISTED IN THE PRECEDING TABLE.

Holder's Name:
              ------------------------------------------------------------------
Authorized Signature:
                     -----------------------------------------------------------
                                                       Date: , 1998
------------------------------------------------------
(Must be signed by registered holder exactly as name appears on Old Notes. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 4)

Signatory's Name:
                 ---------------------------------------------------------------
Signatory's Title:
                  --------------------------------------------------------------
Holder's Address:
                 ---------------------------------------------------------------

City:
     ---------------------------------------------------------------------------

Country:
        ------------------------------------------------------------------------
Telephone:
          ----------------------------------------------------------------------
SSN/Taxpayer ID
               -----------------------------------------------------------------
State:
      --------------------------------------------------------------------------
Zip:
    ----------------------------------------------------------------------------
Fax:
    ----------------------------------------------------------------------------

Is Holder a broker-dealer?  [ ] Yes  [ ] No

                              SIGNATURE GUARANTEE
                              (SEE INSTRUCTION 1)

Signature Guaranteed by (Name of Institution):
                                              ----------------------------------
Authorized Signature:
                     -----------------------------------------------------------
Date: , 1998
            --------------------------------------------------------------------
Name:
     ---------------------------------------------------------------------------
Signatory's Title:
                  --------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

City:
     ---------------------------------------------------------------------------
Country:
        ------------------------------------------------------------------------
Telephone:
          ----------------------------------------------------------------------
State:
      --------------------------------------------------------------------------
Zip:
    ----------------------------------------------------------------------------
Fax:
    ----------------------------------------------------------------------------

                PLEASE READ THE INSTRUCTIONS BELOW, WHICH FORM A
                       PART OF THIS LETTER OF TRANSMITTAL

                   SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS
                              (See Instruction 1)

     Complete this page ONLY IF the Notes are to be issued in the name of someone other than the Holder or are to be sent to someone other than the Holder or to the Holder at an address other than that provided on the preceding page (Please print or type all responses).

ISSUE NOTE TO:
Name:
     ---------------------------------------------------------------------------
Address:
        ------------------------------------------------------------------------
Telephone:
          ----------------------------------------------------------------------
Fax:
     ---------------------------------------------------------------------------

MAIL NOTE TO:
Name:
     ---------------------------------------------------------------------------
Address:
        ------------------------------------------------------------------------
Telephone:
          ----------------------------------------------------------------------
Fax:
     ---------------------------------------------------------------------------

Authorized Signature:
                     -----------------------------------------------------------
Date:
     ---------------------------------------------------------------------------
                 , 1998
----------------

-----------------------------------------------------------------------------------------------------------------------
                               PAYER'S NAME: STATE STREET BANK & TRUST COMPANY
-----------------------------------------------------------------------------------------------------------------------

  SUBSTITUTE                   PART 1: FOR HOLDERS WHO HAVE A TAXPAYER IDENTIFICATION NUMBER
  IRS FORMW-9                  Individuals (Social Security Number): --------------------------------------------------
                               Companies (Employer Identification Number):------------------------------------------
                               Under penalty of perjury, I certify that the number shown above is Holder's correct taxpayer identification number.
                               Signature:  _____________________________________   Date: ________________, 1998
                             ------------------------------------------------------------------------------------------
                               PART 2: FOR HOLDERS WHO DO NOT HAVE A TAXPAYER IDENTIFICATION NUMBER
                               Certificate of Awaiting Taxpayer Identification Number
                               Under penalties of perjury, I certify that a taxpayer identification number has not been issued to Holder, and either:
                                   (1) Holder has mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social
                                       Security Administration Officer; or
                                   (2) Holder intends to mail or deliver such an application in the near future.
                               Holder understands that if it does not provide a taxpayer identification number within sixty days, 31% of all reportable payments made to Holder thereafter will be withheld until Holder provides a taxpayer identification number.
                               Signature:  _____________________________________   Date: ________________, 1998
                             ------------------------------------------------------------------------------------------
                               PART 3: FOR HOLDERS WHO ARE NO SUBJECT TO BACKUP WITHHOLDING (First complete Part 1 or
                               Part 2, as applicable)
                                   Is Holder a non-resident alien or foreign entity?  [ ] Yes  [ ] No
                                   (If yes, then provide Payer with a completed IRS Form W-8 Certificate of Foreign
                                   Status)
                               Under penalties of perjury, I certify that Holder is not subject to backup withholding because:
                                   (a) Holder is exempt from backup withholding;
                                   (b) Holder has not been notified by the IRS that Holder is currently subject to backup withholding as a result of a failure to report all interest and dividends;
                                   (c) The IRS has informed Holder that Holder is no longer subject to backup withholding.
                               ----------------------------------------------------------------------------------------
                               Signature  _____________________________________   Date: ________________, 1998
-----------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO HOLDER PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE W-9" FOR ADDITIONAL DETAILS.

                     INSTRUCTIONS FOR LETTER OF TRANSMITTAL

     1. Guarantee of Signatures. Signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office in the United States which is a member of a recognized Medallion Signature Program approved by the Securities Transfer Association, Inc. (an "Eligible Institution") unless (i) the "Special Issuance and Delivery Instructions" above have not been completed or
(ii) the Old Notes described above are tendered for the account of an Eligible Institution.

     2. Delivery of Letter of Transmittal and Old Notes. The Old Notes, together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), should be mailed or delivered to the Exchange Agent at the address set forth above. The method of delivery of Old Notes and other documents is at the election and risk of the respective holder. If delivery is by mail, registered mail (with return receipt), properly insured, is suggested.

     3. Guaranteed Delivery Procedures. Registered holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver such Old Notes, the Letter of Transmittal or any other required documents to the Exchange Agent prior to the Expiration Date, may effect a tender if:

          (a) The tender is made through an Eligible Institution;

          (b) Prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the registered holder of the Old Notes, the certificate number or numbers of such Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof) together with the certificate(s) representing such Old Notes and any other documents required by the Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and

          (c) Such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as the certificate(s) representing all tendered Old Notes in proper form for transfer and all other documents required by the Letter of Transmittal are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to registered holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above.

     4. Signatures on Letter of Transmittal, Bond Powers and Endorsements. If this Letter of Transmittal is signed by a person other than a registered holder of any Old Notes, such Old Notes must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear on such Old Notes.

     If this Letter of Transmittal or any Old Notes or bond power is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     5. Exchange of Old Notes Only. Only the above-described Old Notes may be exchanged for New Notes pursuant to the Exchange Offer.

     6. Miscellaneous. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be resolved by the Company, whose determination will be final and binding. The Company reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of

Transmittal) will be final and binding. Unless waived, any irregularities in connection with tenders or consents must be cured within such time as the Company shall determine. Neither the Company nor the Exchange Agent shall be under any duty to give notification of defects in such tenders or shall incur liabilities for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder thereof.

     7. Important Tax Information. Under current Federal income tax law, an Old Noteholder whose tendered Old Notes are accepted for payment generally must provide the Exchange Agent (as agent for the payer) with the Old Noteholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 above. If such Old Noteholder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the Old Noteholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Old Noteholders with respect to Notes exchanged pursuant to the Exchange Offer may be subject to backup withholding.

     Certain Old Noteholders (including, among others, all corporations and certain foreign individuals) may not be subject to these backup withholding and reporting requirements. Exempt Old Noteholders should indicate their exempt status on Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, that Old Noteholder must submit a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to Noteholder's exempt status. Such statements can be obtained from the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Exchange Agent is required to withhold 31% of any such payments made to the Old Noteholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.